SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2002

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(310) 725-5000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Press Release dated December 3, 2002

Item 9. Regulation FD Disclosure

On December 3, 2002, the Registrant issued the press release attached as Exhibit 99.1, which is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

By:	/s/ Eileen Lyon

Eileen Lyon Senior Vice President and General Counsel

Date: December 3, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 3, 2002